Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

US Approval of Tonmya TM for the Treatment of Fibromyalgia August 18, 2025 NASDAQ: TNXP

AGENDA + PARTICIPANTS Introduction, Fibromyalgia Overview & Tonmya TM Label Seth Lederman, M.D. – Chief Executive Officer and Chairman 01 02 03 Commercial and Go - To - Market Strategy Thomas Englese – EVP, Commercial & President, Tonix Medicines Q&A Seth Lederman, M.D. – Chief Executive Officer and Chairman Jessica Morris – Chief Operating Officer Gregory Sullivan, M.D. – Chief Medical Officer Thomas Englese – EVP, Commercial & President , Tonix Medicines Seth Lederman, M.D. Thomas Englese Jessica Morris Gregory Sullivan, M.D. Seth Lederman, M.D. Thomas Englese Jessica Morris Gregory Sullivan, M.D. 2

Cautionary Note on Forward - Looking Statements 3 Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “expect”, “plan”, “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to: the risks related to the failure to successfully launch and commercialize Tonmya and any of our approved products; risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2025, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

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# Tonmya™ is the First FDA-Approved Medicine for the Treatment of Fibromyalgia in Over 15 Years

## Fibromyalgia: >10M people in the US living with this serious, debilitating condition

- Characterized by chronic widespread pain[1]
- Approximately 80% are female

## Tonmya is a first-in-class medicine, uniquely designed to treat fibromyalgia

- Non-opioid analgesic. Not DEA[2] scheduled.
- Demonstrated rapid and durable improvement in chronic widespread pain

## Tonix is well positioned to support commercial launch, expected in Q4 2025

- Commercial infrastructure in place
- No debt; anticipated cash runway to support launch and other operations into Q3 2026

1. Bhargava J, Goldin J. Fibromyalgia. [Updated 2025 Jan 31]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2025 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK540974
2. U.S. Drug Enforcement Agency.

TONIX PHARMACEUTICALS

# Tonmya™ is a Tertiary Amine Tricyclic that Bypasses First-Pass Liver Metabolism,

## Leading to Faster Absorption and Reduced norCyclobenzaprine ("norCBP")

**Tonmya™ is administered sublingually**


tongue


Tertiary amine tail
N
$CH_3$
$CH_3$

- The sublingual tablet rapidly disintegrates, dissolves, and releases solubilized cyclobenzaprine ("CBP") into the saliva adjacent to the mucosal membrane
- The base drives formation of CBP free-base, which enters the bloodstream across the mucosal membrane (transmucosal absorption)
- Tonix's proprietary formulation contains a basic ingredient which drives transmucosal absorption and a cyclobenzaprine-mannitol eutectic that results in a stable tablet with a 4-year shelf-life.


Free-base cyclobenzaprine
Charged cyclobenzaprine
Mannitol
Sublingual vasculature

**Sublingual CBP enters the bloodstream directly through the mucosal membrane**


N
$CH_3$
$CH_3$

**Transmucosal CBP administered sublingually bypasses "first-pass" liver metabolism, leading to faster absorption and reduced norCBP**

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TONIX PHARMACEUTICALS

Tonmya TM First - in - class, First - line Medicine for Fibromyalgia Unique, Sublingual, Proprietary Formulation of Cyclobenzaprine HCl Designed to Optimize Efficacy, Delivery and Absorption 7 Two pivotal studies demonstrated durable reduction in fibromyalgia pain (primary endpoint) Non - opioid analgesic ; not DEA scheduled Rapid drug exposure following once daily sublingual administration, at bedtime Reduced levels of norCyclobenzaprine ( norCBP ), the major metabolite of cyclobenzaprine • norCBP is believed to reduce the effectiveness of swallowed cyclobenzaprine on pain relief Generally well tolerated Patent Protection / Exclusivity: Tonix owns worldwide rights to Tonmya TM with no royalties. In the US, issued composition of matter patent extending to 2034; pending method of use patents may extend exclusivity to 2044

8 Tonmya TM Prescribing Information Highlights For full prescribing information and safety information, please visit www.Tonmya.com Tonmya (cyclobenzaprine hydrochloride sublingual tablets) TONMYA is indicated for the treatment of fibromyalgia in adults Indications and Usage The recommended dosage of TONMYA is 5.6 mg administered sublingually once daily at bedtime: • Starting dose: Days 1 to 14, administer 2.8 mg (1 sublingual tablet) once daily at bedtime • Target dose: Days 15 and thereafter, administer 5.6 mg (2 sublingual tablets) once daily at bedtime The recommended TONMYA dosage in geriatric patients and patients with mild hepatic impairment is 2.8 mg administered sublingually once daily at bedtime. TONMYA is not recommended in patients with moderate or severe hepatic impairment Pregnancy testing is recommended in females of reproductive potential prior to initiating treatment with TONMYA Dosage and Administration Most common adverse reactions (incidence ≥2% and at a higher incidence in TONMYA - treated patients compared to placebo - treated patients): oral hypoesthesia, oral discomfort, abnormal product taste, somnolence, oral paresthesia, oral pain, fatigue, dry mouth, and aphthous ulcer Adverse Reactions

# FDA Approval Based on Studies that Demonstrated Durable Improvement in Pain Intensity Scores in Fibromyalgia Patients

Primary Efficacy Endpoint: Mean Change from Baseline in Weekly Average of Daily 24-Hour Recall Pain Intensity Scores at Week 14 in Adult Subjects with Fibromyalgia (Trials 1 and 3)



NDC 70792-102-60
60 Tablets
Rx ONLY
Tonmya™
(cyclobenzaprine HCl sublingual tablets)
2.8 mg
TONIX

## Trial 1

| | Placebo | | TONMYA | |
|---|---|---|---|---|
| Visit / Statistics | Value | Change from baseline | Value | Change from baseline |
| Trial 1 | | | | |
| Baseline | | | | |
| N | 255 | | 248 | |
| Mean (SD) | 6.0 (1.08) | | 6.1 (1.06) | |
| (Minimum, Maximum) | (4, 9) | | (4, 9) | |
| Week 14 | | | | |
| LS mean (SE)[1] | 4.6 (0.12) | -1.5 (0.12) | 4.2 (0.12) | -1.9 (0.12) |
| 95% CI[1] | (4.3, 4.8) | (-1.7, -1.3) | (3.9, 4.4) | (-2.1, -1.7) |
| Difference in LS mean (SE) | | | | -0.4 (0.16) |
| 95% CI for difference in LS mean | | | | (-0.7, -0.1) |
| p-value for difference | | | | 0.010 |

## Trial 3

| | Placebo | | TONMYA | |
|---|---|---|---|---|
| Visit / Statistics | Value | Change from baseline | Value | Change from baseline |
| Trial 3 | | | | |
| Baseline | | | | |
| N | 225 | | 231 | |
| Mean (SD) | 5.9 (1.08) | | 5.9 (1.05) | |
| (Minimum, Maximum) | (4, 9) | | (4, 9) | |
| Week 14 | | | | |
| LS mean (SE)[1] | 4.7 (0.12) | -1.2 (0.12) | 4.1 (0.12) | -1.8 (0.12) |
| 95% CI[1] | (4.5, 5.0) | (-1.4, -0.9) | (3.8, 4.3) | (-2.0, -1.6) |
| Difference in LS mean (SE) | | | | -0.7 (0.16)[2] |
| 95% CI for difference in LS mean | | | | (-1.0, -0.3) |
| p-value for difference | | | | <0.001 |

CI = confidence interval; LS = least squares; SD = standard deviation; SE = standard error

[1] LS means, differences and CIs were based on a mixed model for repeated measures with fixed, categorical effects of treatment, center, study week, and treatment-by-study week interaction, as well as the fixed covariates of baseline value and baseline value-by-study week interactions. An unstructured covariance matrix was used.

[2] Difference of -0.7 is due to a rounding effect: TONMYA: -1.82, placebo: -1.16, and the difference in LS mean is -0.66.

TONIX PHARMACEUTICALS

Approval Based on Studies that Demonstrated Significant Improvement in Pain Intensity Scores in Fibromyalgia Patients Pivotal Studies Included in Label Demonstrate Statistically Significant Mean Change from Baseline in Weekly Average of Daily 24 - hour Recall Pain Intensity Scores at Week 14 10

Greater Percentage of Study Participants Taking Tonmya Experienced a Clinically Meaningful (≥30%) Improvement in their Pain after Three Months, Compared to Placebo 11 P e r c e n t o f S u b j e c t s 0 10 20 30 40 50 60 70 80 90 100 Percentage Reduction in Pain ≥ 0 ≥ 10% ≥ 20% ≥ 30% ≥ 40% ≥ 50% ≥ 60% ≥ 70% ≥ 80% ≥ 90% ≥ 100% Placebo TONMYA 30% Responders (46% Tonmya TM vs 27% placebo) p < 0.001 P e r c e n t o f S u b j e c t s 0 10 20 30 40 50 60 70 80 90 100 Percentage Reduction in Pain ≥ 0 ≥ 10% ≥ 20% ≥ 30% ≥ 40% ≥ 50% ≥ 60% ≥ 70% ≥ 80% ≥ 90% ≥ 100% Placebo TONMYA 30% Responders (47% Tonmya TM vs 35% placebo) p = 0.006 Trial 3 Trial 1

12 Generally Well Tolerated with an Established Safety Profile • In Clinical Studies: • The most common adverse reactions (incidence ≥2% and at a higher incidence in TONMYA TM - treated patients compared to placebo - treated patients) were: oral hypoesthesia, oral discomfort, abnormal product taste, somnolence, oral paresthesia, oral pain, fatigue, dry mouth, and aphthous ulcer • Weight gain, and blood pressure were similar to placebo • There were no reports of cognitive dysfunction or sexual dysfunction • No evidence of abuse potential • Pregnancy testing is recommended in females of reproductive potential prior to initiating treatment with TONMYA TM • Concomitant use of TONMYA with selective serotonin reuptake inhibitors (SSRIs), serotonin norepinephrine reuptake inhibitors (SNRIs), or tricyclic antidepressants, tramadol, bupropion, meperidine, verapamil, or MAO inhibitors increases the risk of serotonin syndrome For full prescribing information and safety information, please visit www.Tonmya.com

Tonix is Well Positioned to Support the Commercial Launch 13 Tonix Medicines markets two FDA - Approved Rx migraine products and is prepared to launch Tonmya Ended Q2 2025 with ~$125 million in cash and cash equivalents Raised ~$50 million in Q3 2025 through August 11, 2025 via equity sales Strong balance sheet: no debt; expected cash runway into Q3 2026

Commercial Strategy Thomas Englese EVP, Commercial and President, Tonix Medicines

15 RK1

Tonix Medicines’ Commercial Team has Extensive Commercial and Launch Expertise

# Fibromyalgia is a Large, Underserved and Dissatisfied Population

**Chronic pain disorder, resulting from amplified sensory and pain signaling within the central nervous system - a serious condition comprised of the symptoms: chronic widespread pain, nonrestorative sleep, and fatigue**

**>10 million U.S. adults are affected– predominantly women[1,2]**

Debilitating and life-altering condition

Significant economic impact

**Patients have expressed dissatisfaction with currently available therapies[3,4]**

**85%** of first-line treatments fail with patients, citing efficacy and tolerability issues[4]

**High patient churn on currently available fibromyalgia treatments**

Typical for patients to rotate between different therapies

**79%** of patients are on multiple therapies[4]

**2.7 million patients diagnosed and treated annually[5]**

~**15** million prescriptions are written for the treatment of fibromyalgia (on- and off-label usage) each year[6]

## No new FDA approved fibromyalgia therapies in over 15 years[4]

[1]Fibromyalgia. American College of Rheumatology. Accessed July 3, 2025. www.ACRPatientInfo.org
[2]Fibromyalgia prevalence. National Fibromyalgia Association. Accessed July 3, 2025
[3]Robinson RL, et al. *Pain Med.* 2012 13(10):1366-76. doi: 10.1111; 85% received drug treatment
[4]EVERSANA primary physician research, May 2024; commissioned by Tonix
[5]EVERSANA analysis of claims database, May 2024, commissioned by Tonix
[6]Symphony Market data, May 2025. Prescription data includes on-label FM prescriptions and patients with FM diagnoses who received commonly prescribed off-label therapies

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Both Patients and HCPs are Challenged by the Fibromyalgia Journey 1 18 1 Market research commissioned by Tonix, January 2025 PATIENTS HCPs FRUSTRATED isolated passed around do less validation unpredictable side effects embarrassed getting worse still tired when I wake up patient variability waning efficacy trial - and - error side effects comorbidities whack - a - mole mood & pain disrupted sleep lack of options

Patient and HCP Dissatisfaction has Led to Significant Off - label Use Off - label Opioids are C ommonly P rescribed within 18 Months of Fibromyalgia Diagnosis CBP, cyclobenzaprine; NSAID, nonsteroidal anti - inflammatory drug; SNRI, serotonin norepinephrine reuptake inhibitor; TCA, tricyc lic antidepressant. Eversana analysis of claims database, May 2024. 19

20 KEY DATA HIGHLIGHTS : • >36,000 unique visitors in first three weeks • Average session durations >5 minutes • ~15% of users either downloaded a Patient Discussion Guide or signed up for more information Disease Awareness Campaign Launched

Our precision strategy will drive who and how we target WE WILL GO FROM: Traditional specialty - based decile targeting TO: Hyper - focused 1:1 HCP targeting based on ideal patient types ~ 5% of Fibromyalgia - Diagnosing HCPs Write ~70% of Fibromyalgia Prescriptions 1,2 Total Fibromyalgia - Diagnosing HCP Universe 470K ~25K HCPs 21 1,2 Paid Rx (APLD) in the recent 12 months (Feb’24 to Jan’25); Rx (FACT) in the recent 12 months (Feb’24 to Jan’25); FBM DX 202 0 - 2 025. This 5% also diagnoses 70% of fibromyalgia patients.

Using our Omnichannel Approach to Empower Reps and Engage Top - prescribing HCPs AMPLIFICATION DIRECT SUPPORT Earned Media Corporate Communications Influencer Marketing Owned Social Channels Reputation Management KOL Engagement Search Engine Optimization Digital Media Paid Social Machine Learning Sales Force (~90 Reps initially) 22

23 Omnichannel Marketing & Messaging Campaign Planned to Maximize Reach Within the Retail and Specialty Channels HCPs PATIENTS BRANDED ECOSYSTEMS

24 Payer Education & Engagement Payer Research and Value Analysis Pre - Approval Information Exchange Meetings Burden of Disease & Payer Value Proposition Traditional Pharmacy Savings Program Copay Support for Eligible Patients Digital & Text Enrollment Prior Authorization Support ACCESS PATHWAYS 1 1 Programs are for patients whom their HCP has determined Tonmya TM is appropriate for them. Robust Patient Access & Support Services On Track to be in Place at Launch Digital Pharmacy Experience Bridge Program Streamlined Enrollment & Enhanced Prior Authorization Support Free Home Delivery, Enhancing Convenience and Access

25 Building a Market Leader Q3 2025 • Sales force onboarding • HCP & Patient Omnichannel education and awareness campaign launch Q4 2025 • Commercial and sample availability • Sales representatives in field & tele - sales campaign initiated Q1 2026 • Plan to expand commercial access • Ramp up of educational speaker programs Q2 2026 • Expect increased access • Launch broader digital advertising campaign

Tonmya TM 26 First FDA - approved medicine for the treatment of fibromyalgia in over 15 years First - in - class medicine ; non - opioid analgesic Demonstrated rapid and durable improvement in chronic widespread pain and was generally well tolerated Large market opportunity with significant unmet need 10M potential patients; 2.7M diagnosed and treated patients High level of patient and HCP dissatisfaction with current therapies Prepared and poised for commercial launch targeted for Q4 2025 Commercial activities underway No debt; anticipated cash runway to support launch and other operations, into Q3 2026 Unlocking Transformational Potential in Treating Fibromyalgia

Seth Lederman, M.D. Chairman and Chief Executive Officer Jessica Morris Chief Operating Officer Gregory Sullivan, M.D. Chief Medical Officer Thomas Englese EVP, Commercial , President, Tonix Medicines

TONMYA™ (cyclobenzaprine hydrochloride sublingual tablets)

**INDICATION**
**TONMYA is indicated for the treatment of fibromyalgia in adults.**

**IMPORTANT SAFETY INFORMATION**

**CONTRAINDICATIONS**
TONMYA is contraindicated:

In patients with hypersensitivity to cyclobenzaprine or any inactive ingredient in TONMYA. Hypersensitivity reactions may manifest as an anaphylactic reaction, urticaria, facial and/or tongue swelling, or pruritus. Discontinue TONMYA if a hypersensitivity reaction is suspected.

With concomitant use of monoamine oxidase (MAO) inhibitors or within 14 days after discontinuation of an MAO inhibitor. Hyperpyretic crisis seizures and deaths have occurred in patients who received cyclobenzaprine (or structurally similar tricyclic antidepressants) concomitantly with MAO inhibitors drugs.

During the acute recovery phase of myocardial infarction, and in patients with arrhythmias, heart block or conduction disturbances, or congestive heart failure.

In patients with hyperthyroidism.

**WARNINGS AND PRECAUTIONS**
**Embryofetal toxicity:** Based on animal data, TONMYA may cause neural tube defects when used two weeks prior to conception and during the first trimester of pregnancy. Advise females of reproductive potential of the potential risk and to use effective contraception during treatment and for two weeks after the final dose. Perform a pregnancy test prior to initiation of treatment with TONMYA to exclude use of TONMYA during the first trimester of pregnancy.

**Serotonin syndrome:** Concomitant use of TONMYA with selective serotonin reuptake inhibitors (SSRIs), serotonin norepinephrine reuptake inhibitors (SNRIs), tricyclic antidepressants, tramadol, bupropion, meperidine, verapamil, or MAO inhibitors increases the risk of serotonin syndrome, a potentially life-threatening condition. Serotonin syndrome symptoms may include mental status changes, autonomic instability, neuromuscular abnormalities, and/or gastrointestinal symptoms. Treatment with TONMYA and any concomitant serotonergic agent should be discontinued immediately if serotonin syndrome symptoms occur and supportive symptomatic treatment should be initiated. If concomitant treatment with TONMYA and other serotonergic drugs is clinically warranted, careful observation is advised, particularly during treatment initiation or dosage increases.

**Tricyclic antidepressant-like adverse reactions:** Cyclobenzaprine is structurally related to TCAs. TCAs have been reported to produce arrhythmias, sinus tachycardia, prolongation of the conduction time leading to myocardial infarction and stroke. If clinically significant central nervous system (CNS) symptoms develop, consider discontinuation of TONMYA. Caution should be used when TCAs are given to patients with a history of seizure disorder, because TCAs may lower the seizure threshold. Patients with a history of seizures should be monitored during TCA use to identify recurrence of seizures or an increase in the frequency of seizures.

**Atropine-like effects:** Use with caution in patients with a history of urinary retention, angle-closure glaucoma, increased intraocular pressure, and in patients taking anticholinergic drugs.

**CNS depression and risk of operating a motor vehicle or hazardous machinery:** TONMYA monotherapy may cause CNS depression. Concomitant use of TONMYA with alcohol, barbiturates, or other CNS depressants may increase the risk of CNS depression. Advise patients not to operate a motor vehicle or dangerous machinery until they are reasonably certain that TONMYA therapy will not adversely affect their ability to engage in such activities.

**Oral mucosal adverse reactions:** In clinical studies with TONMYA, oral mucosal adverse reactions occurred more frequently in patients treated with TONMYA compared to placebo. Advise patients to moisten the mouth with sips of water before administration of TONMYA to reduce the risk of oral sensory changes (hypoesthesia). Consider discontinuation of TONMYA if severe reactions occur.

TONIX PHARMACEUTICALS

**IMPORTANT SAFETY INFORMATION (CONT'D)**

**ADVERSE REACTIONS**

The most common adverse reactions (incidence ≥2% and at a higher incidence in TONMYA-treated patients compared to placebo-treated patients) were oral hypoesthesia, oral discomfort, abnormal product taste, somnolence, oral paresthesia, oral pain, fatigue, dry mouth, and aphthous ulcer.

**DRUG INTERACTIONS**

**MAO inhibitors:** Life-threatening interactions may occur.

**Other serotonergic drugs:** Serotonin syndrome has been reported.

**CNS depressants:** CNS depressant effects of alcohol, barbiturates, and other CNS depressants may be enhanced.

**Tramadol:** Seizure risk may be enhanced.

**Guanethidine or other similar acting drugs:** The antihypertensive action of these drugs may be blocked.

**USE IN SPECIFIC POPULATIONS**

**Pregnancy:** Based on animal data, TONMYA may cause fetal harm when administered to a pregnant woman. The limited amount of available observational data on oral cyclobenzaprine use in pregnancy is of insufficient quality to inform a TONMYA-associated risk of major birth defects, miscarriage, or adverse maternal or fetal outcomes. Advise pregnant women about the potential risk to the fetus with maternal exposure to TONMYA and to avoid use of TONMYA two weeks prior to conception and through the first trimester of pregnancy. Report pregnancies to the Tonix Medicines, Inc., adverse-event reporting line at 1-888-869-7633 (1-888-TNXPMED).

**Lactation:** A small number of published cases report the transfer of cyclobenzaprine into human milk in low amounts, but these data cannot be confirmed. There are no data on the effects of cyclobenzaprine on a breastfed infant, or the effects on milk production. The developmental and health benefits of breastfeeding should be considered along with the mother's clinical need for TONMYA and any potential adverse effects on the breastfed child from TONMYA or from the underlying maternal condition.

**Pediatric use:** The safety and effectiveness of TONMYA have not been established.

**Geriatric patients:** Of the total number of TONMYA-treated patients in the clinical trials in adult patients with fibromyalgia, none were 65 years of age and older. Clinical trials of TONMYA did not include sufficient numbers of patients 65 years of age and older to determine whether they respond differently from younger adult patients.

**Hepatic impairment:** The recommended dosage of TONMYA in patients with mild hepatic impairment (HI) (Child Pugh A) is 2.8 mg once daily at bedtime, lower than the recommended dosage in patients with normal hepatic function. The use of TONMYA is not recommended in patients with moderate HI (Child Pugh B) or severe HI (Child Pugh C). Cyclobenzaprine exposure (AUC) was increased in patients with mild HI and moderate HI compared to subjects with normal hepatic function, which may increase the risk of TONMYA-associated adverse reactions.

**Please see additional safety information in the full Prescribing Information.**

**To report suspected adverse reactions, contact Tonix Medicines, Inc. at 1-888-869-7633, or the FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.**

TONIX PHARMACEUTICALS